As filed with the Securities and Exchange Commission on March 28, 2002

                                                    1933 Act File No. 333-83252
                                                    1940 Act File No. 811-4809

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]      Pre-Effective Amendment No. 1

[ ]      Post-Effective Amendment No._________

                                      and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 19

                        Liberty All-Star Equity Fund
                ---------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)

                               One Financial Center
                           Boston, Massachusetts 02111-2621
                     -----------------------------------------
                     (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (617) 426-3750
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code


         Jean S. Loewenberg                       Jeremiah J. Bresnahan
              Secretary                              Bingham Dana LLC
     Liberty All-Star Equity Fund                  150 Federal Street
        One Financial Center                         Boston, MA 02110
          Boston, MA 02111

           Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

   It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 486
[ ] on (date) pursuant to paragraph (b) of Rule 486
[ ] 60 days after  filing  pursuant  to  paragraph  (a) of Rule 486
[_] on(date) pursuant to paragraph (a) of Rule 486

     [_] This  post-effective  amendment  designates a new effective  date for a previously filed registration statement.
     [_] The Form is filed to  register  additional  securities  for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is
         --------.


                                                PROPOSED                  PROPOSED
TITLE                                           MAXIMUM                   MAXIMUM            AMOUNT OF
OF SECURITIES             AMOUNT                OFFERING PRICE            AGGREGATE          REGISTRATION
BEING REGISTERED          BEING REGISTERED(1)   PER UNIT(1)               OFFERING PRICE(1)  FEE(2)
----------------          -------------------   --------------            --------------     -------------
Shares of Beneficial
    Interest              10,910,830             $11.15                  $121,655,755         $11,193


(1)  Previously registered.
(2)  Previously paid.

                  106,885,060 Rights for 10,688,506 Shares


                          LIBERTY ALL-STAR EQUITY FUND

                          Shares of Beneficial Interest

     Liberty All-Star Equity Fund ("All-Star" or the "Fund") is offering rights (the "Rights") to its shareholders (the "Offer"). These Rights will allow you to subscribe for new shares of beneficial interest of All-Star (the "Shares"). For every ten Rights that you receive, you may buy one new All-Star Share. You will receive one Right for each outstanding All-Star Share you own on April 1, 2002 (the "Record Date"). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of ten. Also, Shareholders on the Record Date may purchase Shares not acquired by other shareholders in this Rights offering, subject to limitations discussed in this prospectus. The Rights are not transferable and will not be admitted for trading on the New York Stock Exchange ("NYSE"). See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALE PRICE ON THE NYSE ON MAY 7, 2002
(the "Pricing Date") OF A SHARE OF ALL-STAR, OR (ii) THE NET ASSET VALUE OF A SHARE OF ALL-STAR ON THAT DATE.


     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 6, 2002 (the "Expiration Date"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.


     For   additional    information,    please   call   Georgeson   Shareholder
Communications  Inc.  (the  "Information  Agent")  toll free at 1-866-904-6821.


     All-Star is a multi-managed diversified, closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently five in number) ("Portfolio Managers") having different investment styles recommended and monitored by Liberty Asset Management Company, All-Star's fund manager ("LAMCO" or "Fund Manager"). All-Star's investment objective is to seek total investment return, comprised of long term captial appreciation and current income. Under normal market conditions, it seeks its objective through investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities. An investment in All-Star is not appropriate for all investors. No assurances can be given that All-Star's investment objective will be achieved. For a discussion of certain risk factors and special considerations with respect to owning Shares of All-Star, see "Special Considerations and Risk Factors" beginning on page 20 and "Investment
Objective, Policies and Risks" on page 23 of this Prospectus.


     The address of All-Star is One Financial Center, Boston, Massachusetts 02111 and its telephone number is (800) 542-3863. All-Star's Shares are listed on the NYSE under the symbol "USA."


     All-Star announced the terms of the Offer before the opening of trading on the NYSE on February 13, 2002. The net asset value per Share of beneficial interest of All-Star at the close of business on February 12, 2002 and April
1, 2002 was $10.19 and $[ ], respectively, and the last reported sale price of a Share on such Exchange on those dates was $11.06 and $[ ], respectively.

Neither the Securities and Exchange Commission nor any State securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Subscription Price(1)              Sales Load           Proceeds to All-Star(2)
---------------------------------------------- --------------------------- ----------------------------- -------------------------
---------------------------------------------- --------------------------- ----------------------------- -------------------------
Per Share.....................................      $[ ]                         NONE                        $[ ]
---------------------------------------------- --------------------------- ----------------------------- -------------------------
---------------------------------------------- --------------------------- ----------------------------- -------------------------
Total..........................................     $[ ]                         NONE                        $[ ]
---------------------------------------------- --------------------------- ----------------------------- -------------------------


(1) Estimated based on an assumption that the Subscription Price will be 95% of the net asset value on April 1, 2002 (the "Estimated Subscription
    Price").

(2) Before deduction of expenses payable by All-Star, estimated at $315,000.

        Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer you may experience an immediate dilution of the aggregate net asset value of your Shares, which under certain circumstances, could be substantial. This is because the Subscription Price per Share and/or the net proceeds to All-Star for each new Share sold will be less than All-Star's net asset value per Share on the Expiration Date. All-Star cannot state precisely the extent of this dilution at this time because it does not know what the net asset value or market price per Share will be when the Offer expires or what proportion of the Rights will be exercised.


     This Prospectus sets forth concisely the information that a shareholder ought to know before exercising his or her Rights. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated April [ ], 2002 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. The table of contents of the Statement of Additional Information appears on page 34 of this Prospectus, and a copy is available at no charge by calling the Information Agent toll-free at 1-866-904-6821.


               The date of this Prospectus is April [ ], 2002.


                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

Purpose of the Offer

     The Board of Trustees of All-Star has determined that it would be in the best interest of All-Star and its Shareholders to increase the assets of All-Star available for investment so that it may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders in All-Star by giving them the opportunity to purchase additional Shares at a price below market and/or net asset value and without incurring any brokerage commissions. See "The Offer-Purpose of the Offer."

Important Terms of the Offer


Total number of Shares available for primary
subscription.....                                 10,688,506 Shares

Number of Rights you will receive for each
   outstanding Share you own on the Record        One Right for every one Share
Date...................................
Number of Shares you may purchase with
   your Rights at the Subscription
   Price per Share....................            One Share for every ten Rights

Subscription Price........................        95% of the lower of (i) the
                                                  last reported sale price on
                                                  the NYSE on May 7, 2002
                                                  (the "Pricing Date") of a
                                                  Share of All-Star, or (ii) the
                                                  net asset value of a Share of
                                                  All-Star on the Pricing Date.



--------------------------------------------------------------------------------
                  Shareholders' inquiries should be directed to:
                     Georgeson Shareholder Communications Inc.
                              1-866-904-6821
--------------------------------------------------------------------------------

Over-Subscription Privilege

     The right to acquire during the Subscription Period at the Subscription Price one additional Share for each ten Rights held is hereinafter referred to as the "Primary Subscription." Shareholders on the Record Date who fully exercise all Rights issued to him or her (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. If enough Shares are available, all Shareholder requests to buy Shares that were not bought by other Rights holders will be honored in full. If the requests for Shares exceed the Shares available, the available Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

   Method for Exercising Rights

      Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to shareholders on the Record Date ("Record Date Shareholders") or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

      (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe Trust Company, N.A. ("EquiServe" or "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.


      (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

      Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer - Method of Exercise of Rights" and "The Offer - Payment for Shares."

     Since the Expiration Date is prior to the Pricing Date, Shareholders who choose to exercise their Rights will not know at the time they exercise such Rights what the purchase price for Shares acquired pursuant to such exercise will be. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of unexercised rights.

     Shareholders' inquiries about the Offer should be directed to their broker, bank or trust company, or to:


             Georgeson Shareholder Communications Inc.
             1-866-904-6821

Important Dates to Remember

Please note that the dates in the table below may change if the Offer is extended.


Event                                                        Date

-------------------------------------------------------------------------------
Record Date .............................................. April 1, 2002

--------------------------------------------------------------------------------
Subscription Period.................................. ..   April 5, 2002 through
                                                             May 6, 2002*
-------------------------------------------------------------------------------

Expiration Date (Deadline for delivery of Subscription Certificate together with payment of estimated purchase price (See "The Offer - Payment of Shares" on page 17 of this Prospectus) or for delivery of
Notice of Guaranteed Delivery).........................    May 6, 2002

-------------------------------------------------------------------------------
Pricing Date...........................................    May 7, 2002
-------------------------------------------------------------------------------
Deadline for payment of final Subscription Price pursuant to Notice of
Guaranteed  Delivery ..................................    May 9, 2002
--------------------------------------------------------------------------------
Confirmation to Registered Shareholders.................   May 21, 2002

--------------------------------------------------------------------------------
For Registered Shareholders' Subscriptions - deadline for payment of unpaid balance if final Subscription Price is higher than Estimated
Subscription  Price.....................................   May 31, 2002
--------------------------------------------------------------------------------

* Unless the Offer is extended.
Offering Fees and Expenses

      Offering expenses incurred by the Fund are estimated to be $315,000.

Restrictions on Foreign Shareholders

      Record date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the subscription agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent."

Information about All-Star

     All-Star is a multi-managed diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") that allocates its assets on an approximately equal basis among a number of independent investment management organizations (currently five in number) each having a different investment style. See "The Multi-Manager Concept." All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income. Under normal market conditions, it seeks its objective through investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 20% of net assets under normal conditions) is generally invested in Short-Term Money Market Instruments. See "Investment Objective, Policies and Risks."


     All-Star commenced investment operations in November, 1986. Its outstanding Shares of beneficial interest are listed and traded on the NYSE (Symbol "USA"). The average weekly trading volume of the Shares on the NYSE during the year ended December 31, 2001 was 115,971 Shares. As of April 1, 2002,
All-Star's net assets were $[ ], and 10,688,506 Shares of All-Star were issued and outstanding.

Information about Liberty Asset Management Company

     LAMCO provides selection, evaluation and monitoring services to All-Star and is responsible for the provision of administrative services to the Fund, some of which are delegated to LAMCO's affiliate, Colonial Management Associates, Inc. ("Colonial"). See "Management of All-Star" for the fees paid by the Fund to LAMCO and by LAMCO to the Portfolio Managers. Since the fees of LAMCO and the Portfolio Managers are based on the average weekly net assets of All-Star, LAMCO and the Portfolio Managers will benefit from the Offer. See "Management of All-Star." As of December 31, 2001, LAMCO managed over $1.3 billion in assets.


     LAMCO, organized in 1985, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (formerly known as Fleet/Liberty Holdings, Inc.), which is a direct wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a direct wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111. The principal executive offices of Columbia Management Group, Inc., Fleet National Bank and FleetBoston Financial Corporation are located at 100 Federal Street, Boston, Massachusetts 02110.

Special Considerations and Risk Factors

     The following summarizes some of the matters that you should consider before investing in All-Star through the Offer.

Dilution............Shareholders who do not fully  exercise  their Rights should expect that they will, at the  completion of the Offer,
                    own a smaller proportional interest in the Fund than if
                    they exercised  their Rights.  As a result of the Offer
                    you  may  experience  an  immediate   dilution  of  the
                    aggregate net asset value of your Shares, which, under certain circumstances, may be substantial. This is because the Subscription Price per Share and/or the net proceeds to the Fund for each new Share sold will be less than the Fund's net asset value per Share on the Expiration Date. Although it is not possible to state precisely the amount of such dilution because it is not known at this time how many Shares will be subscribed for or what the net asset value or market price per Share will be on the Pricing Date, All-Star estimates that such dilution should not be substantial. For example, if All-Star's Shares are trading at a premium from their net asset value of 9.5% (the average premium for the six-month period ended January 31, 2001), and assuming all Rights are exercised, the Subscription Price would be 5% below All-Star's net asset value per Share, resulting in a reduction of such net asset value of approximately $0.05 per Share, or less than 0.45%. See "Special Considerations and Risk Factors - Dilution."


Distributions.....  All-Star  currently  has  a  policy  of
                    paying distributions on its Shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not related to All-Star's net investment income or net realized capital gains or losses, will be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the Shareholder's basis in his or her Shares) and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the Shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.


                    All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net long-term capital gains in excess of net short-term capital losses ("net capital gain") for any year to the extent that its net investment income and net realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy, although All-Star reserves the right to distribute such excess. Retained net capital gain will be taxed to All-Star and, as may be designated by All-Star, to the Shareholders as long-term capital gains. Each Shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star with respect to such gain as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her Shares by the difference between the amount so taxed and the credit. See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan." Although All-Star's tax on such retained capital gain might be greater (up to a maximum 35% rate) from the Shareholder's tax on such gain, the Shareholder will be entitled to a credit (or refund) for the full amount of tax paid by All-Star on such gain.

Closed-end fund     Shares of  closed-end  funds  frequently  trade  at a market discounts........  price  that is less  than the  value of the net  assets attributable to those shares. The possibility that Shares of All-Star will trade at a discount from net asset value is a risk separate and distinct from the risk that All-Star's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.
                    See "Share Price Data."

Anti-takeover      All-Star's  Declaration of Trust and By-Laws have provisions
 Provisions        (commonly referred to as "anti-takeover  provisions")
                   which are  intended to have the effect of limiting  the
                   ability of other entities or persons to acquire control
                   of   All-Star,   to  cause  it  to  engage  in  certain
                   transactions, or to modify its structure. For instance,
                   the affirmative vote of 75 percent of the Shares of the
                   Fund is required  to  authorize  All-Star's  conversion
                   from a closed-end  to an open-end  investment  company,
                   unless such  conversion  is  recommended  by All-Star's
                   Board of Trustees, in which event such conversion would
                   only   require   the   majority   vote  of   All-Star's
                   Shareholders,  as  defined  in the 1940 Act.  A similar
                   Shareholder  vote is  required  to  authorize a merger,
                   sale of a  substantial  part of the  assets or  similar
                   transactions  with  persons  beneficially  owning  five
                   percent or more of All-Star's  Shares,  unless approved
                   by   All-Star's   Board  of  Trustees   under   certain
                   conditions.  These provisions cannot be amended without
                   a similar super-majority vote. In addition,  All-Star's
                   Board of Trustees is divided into three  classes,  each
                   of  which  has a term of  three  years  and only one of
                   which   is   elected   at  each   annual   meeting   of
                   shareholders. See "Description of Shares--Anti-takeover
                   Provisions   of   the    Declaration    of   Trust;
                   Super-majority   Vote  Requirement  for  Conversion  to
                   Open-End Status."



Repurchase.......   You will be free to dispose of your Shares on
                    the NYSE or other markets on which the Shares may trade, but, because the Fund is a closed-end fund, you do not have the right to redeem your Shares.

      You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in Shares of the Fund is not appropriate for all investors.

                                    EXPENSES

Shareholder Transaction Expenses

     These are the expenses that an investor incurs when buying Shares of All-Star, whether in this Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended ("Plan").

 Sales Load ..........................................   None(l)
Automatic Dividend Reinvestment
    and Cash Purchase Plan Fees ........  $1.25 per voluntary cash investment

(1) No sales load or commission will be payable in connection with this Offer. Purchases of Shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

Annual Expenses (as a percentage of net assets attributable to beneficial interests)

 Management and Administrative Fees .................................  [    ]%
                                                                       -------
 Other Expenses......................................................  [    ]%
                                                                       -------
 Total Annual Expenses ..............................................  [    ]%
                                                                  -------

Example: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming a 5% annual return.

             1 Year            3 Years           5 Years          10 Years
             -------           --------          --------         --------
              [    ]            [    ]            [    ]            [    ]



     These figures are intended to illustrate the effect of All-Star's expenses, but are not meant to predict its future returns and expenses, which may be higher or lower than those shown.


     The purpose of the above tables is to assist investors in understanding the various costs and expenses that an investor in All-Star will bear directly or indirectly. The numbers shown under the Annual Expenses table are projections based on All-Star's actual expenses for the year ended December 31, 2001, and on its projected net assets assuming the Offer is fully subscribed for at the Estimated Subscription Price of $[ ] per Share. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended December 31, 2001.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years. Certain information reflects financial results from a single Fund Share. The information for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 has been audited by PricewaterhouseCoopers LLP, independent accountants. The information included in the Fund's financial statements for periods prior to 1999 had been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. The report of the independent accountants, together with the financial statements of the Fund, are included in the Fund's December 31, 2001 Annual Report and are incorporated by reference into the Statement of Additional Information (see cover page).



                                                                        For the Year Ended December 31,

                                                              2001       2000        1999       1998      1997
PER SHARE OPERATING PERFORMANCE:

                                                            $13.61      $14.02     $14.22      $13.32     $11.95
                                                            ------      ------     ------      ------     ------
Net asset value at beginning of year

Income from Investment Operations:
                                                              0.03        0.05       0.05        0.05       0.05
         Net investment income
         Net realized and unrealized gain
                  (loss) on investments                     (1.79)       0.96       1.22        2.35       -
                  ----------------------
                                                                                                            3.01(a)
                                                              ----       ----        ----       ----       (0.36)
    Provision for federal income tax
                                                             (1.76)       1.01       1.27        2.40       2.70
                                                             ------       ----       ----        ----       ----
Total from Investment Operations

Less Distributions from:
                                                             (0.03)     (0.06)      (0.05)     (0.05)      (0.05)
         Net investment income
                                                             (1.17)      (1.36)     (1.34)      (1.35)     (1.28)
         Realized capital gain
                                                              ----       ----        ----       ----        ----
         Return of capital
                                                             (1.20)      (1.42)     (1.39)      (1.40)     (1.33)
                                                             ------      ------     ------      ------     ------
Total Distributions
                                                              ----       ----        ----       (0.10)      ----
Change due to rights offering (b)
Impact of Shares issued in dividend reinvestment (c)          ----       ----       (0.08)      ----        ----
                                                              ----       ----       ------      ----        ----
Total Distributions, Reinvestments and Rights Offering       (1.20)      (1.42)     (1.47)      (1.50)     (1.33)
                                                             ------      ------     ------      ------     ------
                                                             $10.65     $13.61      $14.02     $14.22      $13.32
                                                             ------     ------      ------     ------      ------
Net asset value at end of year
                                                             $11.09     $12.375    $11.063     $12.938    $13.313
                                                             ------     -------    -------     -------    -------
Market price at end of year

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
                                                            (12.7)%       8.8%      10.2%       19.8%      26.6%
Based on net asset value
                                                              0.0%       25.4%      (4.4)%       9.1%      34.4%
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
                                                             $1,133     $1,376      $1,396     $1,351      $1,150
Net assets at end of year (millions)
                                                              1.03%       0.96%      0.97%       1.00%      1.01%
Ratio of expenses to average net assets

Ratio of net investment income                                0.27%       0.37%      0.37%       0.39%      0.38%
        to  average net assets

Portfolio turnover rate                                        64%            83%      90%       76%        99%




(a)   Before provision for federal income tax
(b) Effect of All-Star' rights offering for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(d) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.





                                                                        For the Year Ended December 31,
                                                              1996       1995        1994       1993        1992

PER SHARE OPERATING PERFORMANCE:
                                                            $11.03        $9.26     $10.40      $10.78     $11.20
Net asset value at beginning of year

Income from Investment Operations:
                                                              0.08         0.10       0.11        0.12       0.16
         Net investment income
         Net realized and unrealized gain                     2.15(a)      2.71      (0.20)       0.78(a)    0.54
          (losses) on investments

                                                             (0.13)      ----        ----        (0.18)     ----
                                                             ------      ----        ----        ------     ----
      Provision for federal income tax
                                                              2.10         2.81      (0.09)       0.72       0.70
                                                              ----         ----      ------       ----       ----
Total from Investment Operations

Less Distributions from:
                                                             (0.08)       (0.10)     (0.12)      (0.12)     (0.18)
         Net investment income
                                                             (1.10)       (0.94)     (0.52)      (0.58)     (0.66)
         Realized capital gain
                                                              ----       ----       (0.36)     (0.37)      (0.23)
                                                              ----       ----       ------     ------      ------
         Return of capital
                                                             (1.18)       (1.04)     (1.00)      (1.07)     (1.07)
                                                             ------       ------     ------      ------     ------
Total Distributions
                                                               ----      ----        (0.05)    (0.03)      (0.05)
Change due to rights offering (b)
Impact of Shares issued in dividend                           ----       ----        ----       ----        ----
    reinvestment (c)                                          ----       ----        ----       ----        ----

Total Distributions, Reinvestments and Rights                (1.18)       (1.04)     (1.05)      (1.10)     (1.12)
     Offering                                                ------       ------     ------      ------     ------

Net asset value at end of year                               $11.95      $11.03      $9.26      $10.40     $10.78
                                                             ------      ------      -----      ------     ------
Market price at end of year                                 $11.250      $10.875     $8.500     $11.125    $11.125
                                                            -------      -------     ------     -------    -------
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value                                     21.7%         31.8%     (0.8%)       8.8%       6.9%

Based on market price                                       16.2%         41.4%    (14.9%)      12.7%      14.9

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)                          $988         $872       $710        $725       $665

Ratio of expenses to average net assets                       1.03%        1.06%      1.07%       1.08%      1.08%

Ratio of net investment income                                0.73%        0.92%      1.16%       1.08%      1.44%
        to average net assets

Portfolio turnover rate                                        70%         54%        44%         72%        57%




(a)     Before provision for federal income tax
(b) Effect of All-Star'S rights offering for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(d) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

                                SHARE PRICE DATA

     Trading in All-Star's Shares on the NYSE commenced on October 24, 1986. For the two years ended December 31, 2001 and the quarter ended March 31, 2002, the high and low sales prices for All-Star's Shares, as reported in the consolidated transaction reporting system, and the highest discount from or premium to net asset value per Share and the net asset value on the day or days when the Shares traded at such high and low sales prices, were as follows:

                                                                 Discount from                                  Discount
                                                                 or Premium to                                  from or
                                                                 Net Asset                                      Premium to
                                   High Sales     Net Asset      Value           Low Sales      Net Asset       Net Asset
                                                                 -----
2000                               Price          Value                          Price          Value           Value
----                               -----          -----                          -----          -----           -----
1st Quarter................        $11.75         $14.52         -19.1%          $9.75          $12.98          -24.9%

2nd Quarter................        $12.75         $14.17         -10.0%          $10.313        $14.10          -26.8%

3rd Quarter................        $13.25         $14.84         -10.7%          $12.313        $14.31          -13.9%

4th Quarter................        $13.25         $14.23           -6.9%         $11.313        $13.42          -15.7%


2001
1st Quarter...............         $13.57         $13.80          -1.7%          $11.50         $11.07             3.9%

2nd Quarter...............         $13.55         $12.78           6.0%          $11.50         $10.82             6.3%

3rd  Quarter..............         $13.25         $12.05           9.9%          $8.60          $8.83             -2.6%

4th Quarter...............         $11.85         $10.33         14.7%           $10.40         $9.43             10.2%

2002
1st Quarter...............          [    ]        [    ]         [    ]         [     ]         [    ]            [    ]

----------------------------------
     All-Star's Shares have traded in certain periods at a discount from their net asset value. Certain features of and steps taken by All-Star may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan-10% Distribution Policy" below), begun in July, 1988, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Fund's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     The net asset value of a Share of All-Star on April 1, 2002 was $[ ]. The last reported sale price of an All-Star Share on that day was $[ ], representing a [discount from/premium to] net asset value of [ ]%.


                             INVESTMENT PERFORMANCE

     The table below shows two measures of All-Star's return to investors for the one, five, ten and fifteen year periods through December 31, 2001. No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its Shares at net asset value ("NAV"). No. 2 ("All-Star
Price") shows All-Star's investment performance based on the market price of All-Star's Shares. Both measures assume reinvestment of all of the Fund's dividends and distributions in additional Shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan" below), and full exercise of primary subscription rights in All-Star's 1992, 1993, 1994 and 1998 rights offerings.

     The Lipper Large-Cap Core Mutual Fund Average has been included so that the Fund's results may be compared with an unweighted average of the total return of open-end mutual funds classified as large-cap core funds (i.e., mutual funds having investment objectives and policies comparable to All-Star) published by Lipper, Inc. The Lipper Large-Cap Core Average information reflects the total return of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions. The record of the S&P 500 Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of the stock market in general. The S&P 500 Index is a broad based capitalization-weighted index which reflects the total return of the securities included in the index.




                                               No. 1                 No. 2            Lipper Large-Cap Core          S&P 500
                                            All-Star NAV        All-Star Price         Mutual Fund Average            Index
                                            ------------        --------------         -------------------            -----
1 Year beginning January 1, 2001             -12.7%                  0.0%                    -13.8%                  -11.9%
5 Years beginning January 1, 1997              9.7%                 11.9%                      8.2%                   10.7%
10 Years beginning January 1, 1992            11.4%                 12.3%                     11.0%                   12.9%
15 Years beginning January 1, 1987            13.0%                 12.9%                     11.9%                   13.7%


     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, net asset value and market value of All-Star's Shares will fluctuate, so that such Shares when sold may be worth more or less than their original cost.

                                    THE OFFER

Terms of the Offer

     All-Star is issuing to Record Date Shareholders nontransferable Rights to subscribe for the Shares, without par value, of the Fund's beneficial interest. Each such shareholder is being issued one Right for each Share of beneficial interest owned on the Record Date. The Rights entitle the holder to acquire on Primary Subscription at the Subscription Price one Share for each ten Rights held. No Rights will be issued for fractional Shares. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of ten. Rights may be exercised at any time during the Subscription Period, which commences on April 5, 2002 and ends at 5:00 p.m., New York City time, on May 6, 2002, the Expiration Date.


     In addition, any Shareholder who fully exercises all Rights initially issued to him or her in the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, shareholders who receive, or who are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares.

     The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Shareholders. Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of
(i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and the Shares paid for is set forth below under "Method of Exercise of Rights" and "Payment for Shares."

Purpose of the Offer

     The Board of Trustees of All-Star has determined that it would be in the best interests of All-Star and its Shareholders to increase the assets of All-Star available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise, and that the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The proceeds of the Offer will enable All-Star's Portfolio Managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. The Offer seeks to reward investors by giving existing shareholders the opportunity to purchase additional Shares at a price below market and/or net asset value and without brokerage commissions. In addition, the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

     All-Star's Fund Manager and Portfolio Managers will benefit from the Offer because their fees are based on the average weekly net assets of All-Star. See "Management of All-Star." It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Trustees who voted to authorize the Offer is an "interested person," within the meaning of the 1940 Act, of LAMCO. ^ The other four Trustees are not "interested persons" of All-Star or LAMCO.

     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. In 1992, All-Star completed a rights offering to shareholders of 5,464,168 additional Shares at a subscription price of $10.05 per Share, for proceeds to the Fund after expenses of $54,683,782. In 1993, All-Star completed a second rights offering to shareholders of 4,227,570 additional Shares at a subscription price of $10.41 per Share, for proceeds to the Fund after expenses of $43,759,004. In 1994, All-Star completed a third rights offering to shareholders of 4,704,931 additional Shares at a subscription price of $9.14 per Share, for proceeds to the Fund after expenses of $42,793,069. In 1998, All-Star completed a fourth rights offering to shareholders of 4,318,134 additional Shares at a subscription price of $12.83 per Share, for proceeds to the Fund after expenses of $55,166,659. All four rights offerings were oversubscribed. Under the laws of Massachusetts, the state in which the Fund is organized, the Board of Trustees has the authority to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the fund's board of trustees that such offering would result in a net benefit to existing shareholders.


Over-Subscription Privilege

     If all of the Rights initially issued in the Primary Subscription are not exercised, any Shares for which Subscriptions have not been received ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the available Excess Shares will be allocated (subject to elimination of fractional Shares) among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

     The method by which Excess Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Excess Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Excess Shares are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of Shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:
                Holder's Record Date Position
                -----------------------------
                Total Record Date Position          x    Excess Shares
                of all Oversubscribers                    Remaining

     The allocation process may involve a series of allocations in order to assure that the total number of Shares available for Over-Subscription is distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

The Subscription Price

     The Subscription Price for the Shares to be issued pursuant to the Rights will be 95% of the lower of (i) the last reported sale price of a Share of All-Star on the NYSE on May 7, 2002, the Pricing Date, or (ii) the net asset value of a Share of All-Star on the Pricing Date.


     All-Star announced the terms of the Offer before the opening of trading on the NYSE on February 13, 2002. The net asset value per Share of All-Star at the close of business on February 12, 2002 and on April 1, 2002 was $10.19 and $[ ], respectively, and the last reported sale price of a Share on the NYSE on those dates was $11.06 and $[ ], respectively, representing a 8.5% premium and a [ ]% discount/premium, respectively, in relation to the net asset value per Share at the close of business on these dates.

Expiration of the Offer

     The Offer will expire at 5:00 p.m., New York City time, on May 6, 2002. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the purchase price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The Subscription Agent is EquiServe Trust Company, N.A. EquiServe is also the Fund's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated at approximately $100,000 plus reimbursement for its out-of-pocket expenses related to the Offer. Inquiries by all holders of Rights should be directed to EquiServe Trust Company, N.A., P.O. Box 43025, Providence, RI 02940-3025 (telephone (800) 542-3863); holders may also consult their brokers or nominees.


Information Agent

     Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

          Georgeson Shareholder Communications Inc.
          111 Commerce Road
          Carlstadt, New Jersey 07072-2586
          Call Toll Free 1-866-904-6821


The Information Agent will receive a fee estimated at approximately $15,000 plus reimbursement for its out-of-pocket expenses.

Method of Exercise of Rights

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than ten Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

The Subscription Certificate and payment should be sent to EQUISERVE TRUST COMPANY, N.A. by one of the following methods:

Subscription Certificate
Delivery Method                                     Address
If By Mail:                                         EquiServe

                                                    Attn: Corporate Actions
                                                    ------
                                                    P.O. Box 43025
                                                    Providence, RI  02940-3025

If By Hand:                                         Securities Transfer
                                                    and Reporting Services, Inc.
                                                    c/o EquiServe
                                                    100 Williams St. Galleria
                                                    New York, NY 10038

If By Overnight Courier or                          EquiServe
    Express Mail:                                   Attn: Corporate Actions
                                                    40 Campanelli Drive
                                                    Braintree, MA 02184

By Broker-Dealer or                                 Shareholders whose Shares
  other Nominee:                                    are held in a brokerage,
                                                    bank or trust account may
                                                    contact their broker or
                                                    other nominee and instruct
                                                    them to submit a Notice of
                                                    Guaranteed Delivery and
                                                    payment on their behalf.



Delivery by any method or to any address not listed above will not constitute good delivery.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as the Fund shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

     Holders of Rights who subscribe for Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery, by facsimile or otherwise, from a bank or trust company or a NYSE or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and
(b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by May 9, 2002. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number
(781) 380-3388; telephone number to confirm receipt (781) 575-4816).


     (2) Alternatively, a holder of Rights can, together with the Subscription Certificate, send payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the estimated purchase price of $[ ] per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will not accept cash as a means of payment for Shares. Except as otherwise set forth below, a payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the continental United States, must be payable to the Liberty All-Star Equity Fund, and must accompany an executed Subscription Certificate to be accepted.


     Within ten business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each shareholder exercising his or her Rights (or, if the All-Star Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to All-Star or any excess to be refunded by All-Star to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on May 9, 2002, and any excess payment to be refunded by All-Star to such shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to Liberty All-Star Equity Fund. Such payments will be held by the Subscription Agent pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     Rights holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed and unpaid for Shares;
(ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell in the open market all or a portion of the Shares purchased by the holder, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     All-Star shareholders whose Shares are held by a broker-dealer, bank, trust company or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold All-Star Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Right should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

     The instructions contained on the Subscription Certificate should be read carefully and followed in detail. Do Not Send Subscription Certificates to All-Star. (They should be sent to EquiServe Trust Company, N.A. as indicated above).

     The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order. Shares will not be delivered until checks have cleared.

Delivery of Stock Certificates

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who exercise the Rights issued on the Shares held in their accounts in the Plan will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed, together with the confirmation and refund of the amount, if any, paid in excess of the final Subscription Price, on or about May 21, 2002 if the estimated Subscription
Price is equal to or in excess of the final Subscription Price. If the shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about May 31, 2002, provided that such additional amount has been paid and payment for the Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five business days from the date of receipt, All-Star may exercise its rights in the event of nonpayment under "Payment for Shares" above.

      Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent."

Federal Income Tax Consequences

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of Rights. The discussion is based on applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect, all of which are subject to change, possibly with a retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations and persons who are not U.S. citizens or residents), and does not address any state, local or foreign tax consequences.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     A Record Date Shareholder's holding period for a Share acquired on exercise of Rights will begin with the date of exercise, and the shareholder's basis for determining gain or loss on the sale of that Share will equal the sum of the shareholder's basis in the exercised Rights, if any, plus the Subscription Price for the Share. A Record Date Shareholder's basis in Rights will be zero unless either (1) the Rights' fair market value on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Rights were distributed or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Rights are received, to allocate part of the basis of those Shares to the Rights. If either clause
(1) or (2) applies, then if the Rights are exercised, the shareholder will allocate his, her or its basis in the Shares with respect which the Rights were distributed between those Shares and the Rights in proportion to their respective fair market values on the distribution date. A Record Date Shareholder's gain or loss recognized on sale of a Share acquired on the exercise of Rights will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss, taxable at a maximum rate of 20% in the case of a noncorporate shareholder, if the shareholder then held the Share for more than one year.

Employee Benefit Plan Considerations

      Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including separate profit sharing/retirement and savings plans, and plans for self-employed individuals and their employees) and individual retirement accounts ("IRAs) (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

      Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Right, they become subject to tax on unrelated business taxable income under
Section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

      ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these requirements and rules and the penalties for non-compliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

Dilution

      If you do not exercise all of your Rights during the Subscription Period, when the Offering is over you will own a relatively smaller percentage of the Fund than if you had exercised all of your Rights. The Fund cannot tell you precisely how much smaller the percentage of the Fund that you would own because the Fund does not know how many of the Fund's Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise.

      Shareholders will experience an immediate dilution of the aggregate NAV of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than the Fund's NAV per Share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and (iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by the Fund. To the extent such investments achieve a better return than current investments, earnings per Share will experience appreciation.

     The following example assumes that all of the Shares are sold at the Estimated Subscription Price of $[ ] and after deducting all expenses related to the issuance of the Shares.



                           NAV per Share on       Dilution          Percentage

                           April 1, 2002    per Share in Dollars    Dilution
                           ---------------    --------------------    --------

Primary Subscription
or 10,688,506 Shares         $[        ]          $[       ]          [      ]%


Market Value and Net Asset Value

         The shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Since the commencement of the Fund's operations, the Fund's Shares have traded in certain periods in the market at a discount to NAV. See
"Share Price Data." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares in the Fund on any exchange where such Shares are then trading at current market value, which may differ from the then current NAV. Moreover, Shareholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. The Fund cannot predict whether the Shares will trade at a discount or premium to NAV after completion of the Offer.


Possible Suspension of the Offer

     All-Star has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to March 29, 2002, the effective date of the Fund's Registration Statement, All-Star's net asset value declines more than 10% from its net asset value as of March 29, 2002. Accordingly, All-Star will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all Shares offered hereby are sold at an Estimated Subscription Price of $[ ] per Share, are estimated to be approximately $[ ], after deducting expenses payable by All-Star estimated at $315,000. Such net proceeds will be invested by All-Star's Portfolio
Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment the net proceeds will be invested in Short-Term Money Market Instruments (as defined under "Investment Objective, Policies and Risks" below).

                            THE MULTI-MANAGER CONCEPT

     All-Star allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers"), currently five in number, recommended by LAMCO, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of LAMCO, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

     (i) most equity investment management-firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

     (iii) consequently, by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long-term than if a single style were employed throughout the entire period;

     (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long-term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     LAMCO continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers. Since its inception, All-Star has had eleven Portfolio Manager changes.

     All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights" above). Increased portfolio turnover would cause increased brokerage commission costs to All-Star, and may result in greater realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and LAMCO by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's regularly scheduled annual shareholder meeting (normally held in April) next following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Trustees action and will be included in the next report to shareholders.

     All-Star's current Portfolio Managers are:


         Boston Partners Asset Management, L.P.
         Mastrapasqua & Associates, Inc.
         Oppenheimer Capital LLC
         Schneider Capital Management Corporation
         TCW Investment Management Company


     See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.


     Under normal market conditions, All-Star invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of All-Star's total assets may be invested in rights and warrants). The 80% component of this policy only may be changed following provision of at least 60 days prior notice to shareholders. All-Star may lend its portfolio securities, write covered call and put options and engage in options and futures strategies (see "Investment Practices" below).



     Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 20% of the value of All-Star's net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers' acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), short-term corporate debt securities rated not lower than AA by S&P or Aa by Moody's, and repurchase agreements with respect to the foregoing (collectively, "Short-Term Money Market Instruments"). All-Star may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.


     All-Star's investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions referred to under Reducing Risk below and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding Shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the Shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding Shares of All-Star are present or represented, or (b) more than 50% of the outstanding Shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Trustees.


Investment Practices

     The following describes certain of the investment practices in which one or more of All-Star's Portfolio Managers may engage, each of which may involve certain special risks.

     Lending of Portfolio Securities. Although All-Star has not to date engaged in securities lending, consistent with applicable regulatory requirements, All-Star, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to not less than the market value, determined daily, of the securities loaned. All-Star would receive amounts equal to the interest on the securities loaned. It will also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. All-Star could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. All-Star will limit such lending to not more than 30% of the value of All-Star's total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

     Repurchase Agreements. All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of All-Star's net assets will be invested in Short-Term Money Market
Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.


     Options and Futures Strategies. All-Star may seek to increase the current return of All-Star's portfolio by writing covered call or put options with respect to the types of securities in which All-Star is permitted to invest. Call options written by the Fund give the purchaser the right for a stated period to buy the underlying securities from All-Star at a stated price; put options written by the Fund give the purchaser the right for a stated period to sell the underlying securities to All-Star at a stated price. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     All-Star may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, All-Star, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

     All-Star may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, All-Star may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of All-Star portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

     Expenses and losses incurred as a result of the hedging strategies described above will reduce All-Star's current return.

     Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager's prediction on stock market movements is inaccurate, All-Star may be worse off than if it had not engaged in such options or futures transactions.

     See the Statement of Additional Information for additional information concerning options and futures transactions and the risk thereof.

Risks

     As an investment company that holds common stocks, All-Star's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. All-Star may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. In addition, All-Star's portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general. Risks are inherent in investments in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in All-Star. All-Star is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     In addition to the foregoing investment risks, shares of closed-end investment companies such as All-Star are not redeemable and frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that All-Star's net asset value may decline. See "Share Price Data" for information about the market price and net asset value of All-Star's Shares since January 1, 2000.

Reducing Investment Risk

     As a matter of fundamental policy, All-Star will not (i), as to 75% of its total assets, purchase the securities (other than U.S. Government Securities) of any one issuer if after such purchase more than 5% of its assets would be invested in the securities of that issuer, (ii) purchase more than 10% of the outstanding voting securities of such issuer, (iii) invest 25% or more of its total assets in the securities of issuers in the same industry, or (iv) invest more than 10% of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933). See "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF ALL-STAR

     The management of All-Star's business and affairs is the responsibility of its Board of Trustees.

     All-Star has a Fund Management Agreement with LAMCO pursuant to which LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described above under "The Multi-Manager Concept." No single individual at LAMCO is responsible for LAMCO's decisions with respect to the retention or replacement of the Portfolio Managers.

     LAMCO is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of officers of All-Star who are officers or employees of LAMCO or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to others. Certain of LAMCO's administrative responsibilities have been delegated to Colonial.

     LAMCO has its offices at One Financial Center, Boston, Massachusetts 02111. LAMCO was organized in 1985 and is an indirect wholly owned subsidiary of Columbia Management Group, Inc., which in turn is an indirect majority owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and LAMCO, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by LAMCO from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Trustees, and to instructions from LAMCO. As described under the section entitled "The Multi-Manager Concept", LAMCO from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by LAMCO and the Trustees and officers of All-Star, neither LAMCO nor such Trustees and officers evaluate the investment merits of the Portfolio Managers' selections of individual securities. See Appendix A for a description of the Portfolio Managers.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     Under All-Star's Fund Management Agreement with LAMCO and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays LAMCO a fund management fee and an administrative fee, and LAMCO in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable monthly based on the indicated percentage of the Fund's average weekly net assets during the prior month).


                                       Fund Management
                                       Fee Paid to LAMCO
                                       and Portfolio Management
 Average weekly                        Fee Paid to                                   Administrative
 Net Asset Value                       Portfolio Managers                            Fee Paid to LAMCO     Total Fees
----------------                       ------------------                            -----------------     ----------
 First $400 million                    0.800% (0.400% to Portfolio Managers)         0.200%                1.00%
 Next $400 million                     0.720% (0.360% to Portfolio Managers)         0.180%                0 90%
 Next $400 million                     0.648% (0.324% to Portfolio Managers)         0.162%                0.81%
Over $1.2 billion                      0.584% (0.292% to Portfolio Managers)         0.146%                0.73%

     Colonial provides pricing and bookkeeping services to All-Star for an annual fee of $10,000 per year plus a fee based on the Fund's average net assets for any month that such assets are over $50 million. The fee shall be calculated as follows: $190,000 divided by the sum of the Fund's average monthly net assets plus the average monthly net assets of Liberty All-Star Growth Fund, Inc. The Fund also reimburses Colonial for its out-of-pocket expenses, including fees payable to third parties for pricing services.

Custodian and Transfer Agent

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is All-Star's custodian. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, is the transfer and dividend disbursing agent and registrar for All-Star.

Expenses of the Fund

LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services and assumes responsibility for the administrative services described above, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with LAMCO, and pays the management fees of the Portfolio Managers. All-Star pays all of its expenses, other than those expressly assumed by LAMCO. The expenses payable by All-Star include: fees of the Manager; expenses of all audits by independent public accountants; expenses of transfer agent, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager for such services); expenses of custodial services including fund accounting and record keeping services provided by the Custodian; expenses of obtaining quotations for calculating the value of the Company's net assets; salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates; taxes levied against the Company and the expenses of preparing tax returns and reports; brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Company; organizational and offering expenses; costs, including the interest expense, of borrowing money; costs and/or fees incident to Trustee and shareholder meetings of the Company, the preparation and mailings of proxy material, prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the maintenance of the Company's legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Company's shares on stock exchanges, and the registration of shares with federal and state securities authorities; legal fees and expenses (including reasonable fees for legal services rendered by the Manager of its affiliates), including the legal fees related to the registration and continued qualification of the Company's shares for sale: costs of printing stock certificates representing shares of the Company; Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates; its pro rata portion of the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums; and fees payable to federal and state authorities in connection with the registration of the Company's shares.

                              DESCRIPTION OF SHARES

General

     All-Star's authorized capitalization consists of an unlimited number of Shares of beneficial interest, without par value, of which 106,885,060
Shares were issued and outstanding on the date of this Prospectus. The currently outstanding Shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to Shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each Share held. All-Star's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of All-Star voting for the election of Trustees can elect all the Trustees standing for election, and, in such event, the holders of the remaining Shares will not be able to elect any of such Trustees.

Repurchase of Shares

     All-Star is a closed-end investment company and as such its Shareholders do not have the right to cause All-Star to redeem their All-Star Shares. All-Star, however, is authorized to repurchase its Shares on the open market when its Shares are trading at a discount from their net asset value. All-Star has no current plans to repurchase its Shares.

Anti-takeover Provisions of the Declaration of Trust; Super-majority Vote Requirement for Conversion to Open-End Status

     All-Star's Declaration of Trust contains provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to three years the replacement of a majority of the Board of Trustees. The affirmative vote of 75% of the Shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by All-Star's Board of Trustees, in which event such conversion would only require the majority vote of All-Star's Shareholders (as defined under "Investment Objective, Policies and Risks" above).

     In addition, the affirmative vote of the holders of 75% of the Shares of the Fund will be required generally to authorize any of the following transactions:

(i) All-Star's merger or consolidation with or into any other corporation;

(ii) the issuance of any securities of All-Star to any person or entity for cash;

(iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

(iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding Shares of All-Star. (A 66 2/3% vote would otherwise be required for a merger or consolidation or a sale, lease or exchange of all or substantially all of All-Star's assets unless recommended by the Trustees, in which case only a majority vote would be required). However, such 75% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Trustees under certain conditions approves the transaction. However, depending upon the transaction, a different Shareholder vote may nevertheless be required under Massachusetts law.

     The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the Shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Trustees' approval. The anti-takeover provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Trustees continues to believe that the anti-takeover provisions are in the best interests of All-Star and its Shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of All-Star's Shares to their net asset value, the Board determines to recommend to Shareholders All-Star's conversion to an open-end investment company.

     In accordance with the Declaration of Trust, the question of conversion to an open-end investment company was submitted to the vote of Shareholders at All-Star's 1993 annual meeting held on April 6, 1993, such conversion then requiring only the affirmative vote of a majority of All-Star's Shares (as defined in the 1940 Act). In accordance with the Trustees' recommendation, Shareholders, by substantial majorities, rejected the conversion proposal and approved an amendment to All-Star's Declaration of Trust instituting the 75% super-majority vote referred to above for any future conversion to open-end status.

                        DISTRIBUTIONS; AUTOMATIC DIVIDEND
                       REINVESTMENT AND CASH PURCHASE PLAN

10% Distribution Policy

     All-Star's current distribution policy is to pay distributions on its Shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not related to All-Star's net investment income or net realized capital gains or losses, will be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10% pay-out policy exceed All-Star's net investment income and net realized capital gains, the excess will be treated as a tax-free return of capital to each Shareholder (up to the amount of the shareholder's basis in his or her Shares) and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares. All-Star made distribution from capital in 1987, 1988, 1989, 1990, 1992, 1993 and 1994 (See "Financial
Highlights").

     To the extent All-Star's 10% payout policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the 10% payout policy. In addition, in order to make distributions under the 10% payout policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

      All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net capital gain for any year to the extent that its net investment income and net realized gains exceed the minimum amount required to be distributed for such year under the 10% pay-out policy, although All-Star reserves the right to distribute such excess. Retained net capital gain will be taxed to both All-Star and the Shareholders as long-term capital gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her Shares by the difference between the amount taxed and the credit.

     All-Star may pay all or a substantial portion of its distributions in each year in the form of newly issued Shares (plus cash in lieu of any fractional Shares that would otherwise be issuable) to all shareholders except those non-participants in the Plan who specifically elect to receive their distribution in cash by completing and signing an option card, a copy of which will be enclosed with the notice of each such distribution payable in Shares, and returning it on a timely basis to EquiServe Trust Company, N.A., All-Star's transfer agent and dividend paying agent.

     The number of Shares to be issued to a Shareholder in payment of a distribution declared payable in Shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the net asset value per Share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per Share for this purpose will be the last sales price on the NYSE on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

Automatic Dividend Reinvestment and Cash Purchase Plan

     Under All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares are registered in their own name may elect to participate in the Plan and have all distributions automatically reinvested by EquiServe Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional Shares of All-Star. Shareholders who do not elect to participate in the Plan will receive all distributions (other than those declared payable in Shares as described above) in cash.


     Under the Plan, distributions declared payable in Shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional Shares valued at the lower of the market value or the net asset value per Share on the valuation date for the distribution (but not a discount of more than 5% from the then current market value). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional Shares purchased by the Plan Agent on the open market or on the NYSE (if the Fund's Shares are trading at a discount to their net asset value) or in newly issued Shares (if the Fund's Shares are trading at or above their net asset value). Dividends and distributions are subject to taxation, whether received in cash or in Shares (see "Tax Status" below).

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in All-Star Shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased or received pursuant to the Plan.

     In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participate in the Plan.


     There is no charge to participants for reinvesting distributions payable in either Shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to Shares issued directly by All-Star as a result of distributions payable in Shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred whenever the Plan Agent makes open market purchases.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and other distributions will not relieve plan participants of any income tax that may be payable thereon. See "Tax Status" below.



     Either Liberty ALL-STAR Equity Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice of termination at least 90 days before the record date of any dividend or distribution by the Fund.


     Shareholders must affirmatively elect to participate in the Plan, and may do so by completing an application and filing it with the Plan Agent. Shareholders may call or write the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011(800-542-3863) for information about the Plan.


     Shareholders who own shares in their own name can participate directly in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee should instruct the nominee to participate on their behalf.

     A Shareholder who wishes to participate in the Plan, but whose brokerage firm, bank or other nominee is unable to participate on the shareholder's behalf, should request the nominee to re-register the shares in the shareholder's name which will enable the shareholder to participate in the Plan.




     A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan and Shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will only be effective for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

                                   TAX STATUS

     The following discussion briefly summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisers concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star has elected to be, and intends to continue to qualify each year for federal income tax treatment as a regulated investment company under the Code, and intends to make distributions to the Shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that All-Star will be relieved of federal income tax on its net investment income and net realized capital gains to the extent it distributes them to its Shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding All-Star's authority to retain and pay taxes on, and not distribute, net capital gain). All-Star also expects to make sufficient annual distributions to avoid being subject to a nondeductible 4% federal excise tax imposed on regulated investment companies. If All-Star fails to qualify as a regulated investment company in any year, it would incur federal corporate income tax on its taxable income and its distributions would be taxable as ordinary dividend income to the Shareholders to the extent of its net investment income and net capital gain. In addition, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

     Distributions by All-Star from net investment income and net realized capital gains will be taxable to Shareholders] whether received by shareholders in cash or in Shares of All-Star. Shareholders receiving a dividend or other distribution in the form of newly issued Shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the Shares received. Such Shareholders will have a cost basis in each newly issued Share equal to the fair market value of a Share of All-Star on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year must be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 70% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net capital gain are taxable as long-term capital gains, regardless of how long the Shareholder has held the Shares, and are not eligible for the dividends-received deduction. Net capital gain is taxable, in the case of a noncorporate shareholder, at a maximum rate of 20%. As All-Star may elect, net capital gain not distributed by All-Star will also be taxable to Shareholders, but Shareholders will be able to claim a tax credit for the tax paid by All-Star with respect to such undistributed capital gain.



     In general, any gain or loss realized upon a taxable disposition of Shares by a shareholder who holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, if a shareholder holds Shares of All-Star for six months or less, any loss on the sale of the Shares will be treated as a long-term capital loss to the extent of any amount reportable by the Shareholder as long-term capital gain with respect to such Shares. Any loss realized on a disposition of Shares may also be disallowed under rules relating to wash sales.



     At the time of an investor's purchase of All-Star Shares, All-Star's net asset value may reflect undistributed net investment income or capital gains or net unrealized appreciation of securities it holds. As of December 31, 2001, All-Star's investments had net unrealized gains of $98,462,182. Realization and a subsequent distribution to a shareholder of such amount, although it may in effect constitute a return of his or her investment, would be taxable to the shareholder as ordinary income or capital gain, as described above. For federal income tax purposes, All-Star is permitted to carry forward to another taxable year its net realized capital losses, if any, from earlier taxable years and thus may realize net capital gains in the later year up to the amount of such losses without being required to pay taxes on or to distribute such gains. As of December 31, 2001, the end of its last completed fiscal year, All-Star had no capital loss carryovers.


     Individuals and certain other non-corporate All-Star Shareholders may be subject to withholding tax on reportable dividends and capital gain distributions and certain other payments at the rate in effect at the time of distribution (currently 30%) ("back-up withholding"). Generally, Shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold from distributions to any Shareholder who does not certify to All-Star that the Shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that the shareholder has under-reported interest or dividend income.


     Distributions from net investment income paid to Shareholders who are non-resident aliens or foreign entities may be subject to withholding of federal income tax (but not, in such event, subject to back-up withholding) at the rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of the withholding tax.


     Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

     See "The Offer-Federal Income Tax Consequences" for a discussion of the federal income tax consequences regarding the Rights.

                                     GENERAL

       All-Star was organized on August 20, 1986 as a "Massachusetts business trust" and commenced investment operations on November 3, 1986. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, All-Star's Declaration of Trust contains an express disclaimer of Shareholder liability for the acts or obligations of All-Star and provides for indemnification and reimbursement of expenses out of All-Star's property for any shareholder held personally liable for the obligations of All-Star. Thus, the risk of a Shareholder incurring financial loss on account of an All-Star liability is limited to circumstances in which both inadequate insurance existed and All-Star itself were unable to meet its obligations from the liquidation of its portfolio investments.

       LAMCO is a direct wholly owned subsidiary of Columbia Management Group, Inc., an indirect majority owned subsidiary of FleetBoston Financial Corporation.

     Under the Fund Management Agreement between All-Star and LAMCO, All-Star may use the name "Liberty All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with LAMCO. In addition, LAMCO may grant the non-exclusive right to use the name "Liberty All-Star" to any other entity, including any other investment company of which LAMCO or any of its affiliates is the investment adviser or distributor.


                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of the Prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                                Table of Contents


Investment Objective and Policies......................................... 2
Investment Restrictions................................................... 5
Investment Advisory and Other Services.................................... 7
Trustees and Officers            ......................................... 9
Portfolio Security Transactions...........................................17
Principal Shareholders....................................................19
Financial Statements......................................................19

                                       A-1
                                   APPENDIX A

                    INFORMATION ABOUT THE PORTFOLIO MANAGERS

Current Portfolio Managers


Boston Partners Asset Management, L.P.
28 State Street
Boston, Massachusetts 02109


Boston Partners Asset Management, L.P. ("Boston Partners") was appointed as an All-Star Portfolio Manager effective May 11, 1998. Boston Partners has been an investment advisor since 1995. The Sole General Partner of Boston Partners is Boston Partners, Inc., a Delaware Subchapter S Corporation. Desmond J. Heathwood is the President of Boston Partners, Inc. As of December 31, 2001, Boston
Partners  managed   over  $10.2 billion in  assets.


Mark E. Donovan, CFA, Chairman, Equity Strategy Committee, has managed the portion of All-Star's portfolio allocated to Boston Partners since its appointment as an All-Star manager in 1998. Mr. Donovan has been with Boston Partners since its founding in 1985 and has 21 years of investment experience.

Mastrapasqua & Associates, Inc.
814 Church Street, Suite 600
Nashville, Tennessee 37203

Mastrapasqua & Associates, Inc. ("Mastrapasqua") was appointed as an All-Star Portfolio Manager effective November 1, 2000. Mastrapasqua, an investment advisor since 1993, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, may be deemed to be control persons of Mastrapasqua by virtue of their aggregate ownership of more than 25% of the outstanding voting stock of Mastrapasqua. As of December 31, 2001, Mastrapasqua managed approximately $1.8 billion in assets.

Frank Mastrapasqua and Thomas Trantum, CFA, have managed the portion of All-Star's portfolio allocated to Mastrapasqua since its appointment as an All-Star manager. Messrs. Mastrapasqua and Trantum have over 62 years of investment experience and have managed portfolios together for the last 14 years.

Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, New York 10105

Oppenheimer Capital, LLC ("Oppenheimer") was appointed as an All-Star Portfolio Manager effective February 15, 1990. Oppenheimer, an investment advisor since 1969, is a Delaware partnership and an indirect subsidiary of Allianz A.G. Oppenheimer's principal executive officer is Kenneth M. Poovey. As of December 31, 2001, Oppenheimer managed over $37.2 billion in assets.


John G. Lindenthal, Managing Director, has managed the portion of All-Star's portfolio allocated to Oppenheimer since its appointment as an All-Star manager in 1990. Mr. Lindenthal joined Oppenheimber in 1979 and has 32 years of investment experience.


Schneider Capital Management Corporation
450 East Swedesford Road
Wayne, PA 19087


Schneider Capital Management Corporation ("Schneider") was appointed as an All-Star Portfolio Manager effective March 1, 2002, replacing Westwood Management Corp. Schneider, a registered investment advisor, was founded in 1996 by Arnold C. Schneider III, CFA. Schneider is 100% employee-owned. Mr. Schneider may be deemed to be a control person of Schneider by virtue of his aggregate ownership of more than 25% of the outstanding voting stock of Schneider. As of December 31, 2001, Schneider managed approximately $1.6 billion in assets.


Mr. Schneider serves as President and Chief Investment Officer of Schneider and manages the portion of the Fund's portfolio allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company.


TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA  90017

         TCW Investment Management Company ("TCW") was appointed as an All-Star Portfolio Manager effective April 1, 1999. TCW is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A. ("SGAM") owns 51% of the TCW Group. SGAM is a wholly owned subsidiary of Societe Generale, S.A. ("Societe Generale "). SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 boulevard Haussman, 75009, Paris, France. The employees, management, and other shareholders of the TCW Group own the remaining 49% of the company. Under the terms of an agreement between the TCW Group and SGAM, SGAM will acquire an additional 19% interest in the TCW Group over the course of the next five years. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of December 31, 2001, TCW and its affiliates had over $87.7 billion in assets under management or committed to management.

Glen E. Bickerstaff, Group Managing Director U.S. Equities, has managed the portion of All-Star's portfolio allocated to TCW since its appointment as an All-Star Portfolio Manager. Mr. Bickerstaff has been with TCW since 1994.

No person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Prospectus does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any State or jurisdiction of the United States or any country where such offer would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts as set forth in the Prospectus or in the affairs of the Fund since the date hereof.

                                ------------



TABLE OF CONTENTS
Prospectus Summary...........................................2
Expenses.....................................................8
Financial Highlights.........................................9
Share Price Data............................................11
Investment Performance......................................12
The Offer...................................................13
Special Considerations and Risk Factors.....................20
Use of Proceeds.............................................21
The Multi-Manager Concept...................................21
Investment Objective, Policies and Risks....................23
Management of All-Star .....................................25
Description of Shares.......................................27
Distributions; Automatic Dividend
    Reinvestment and Cash Purchase Plan.....................29
Tax Status..................................................31
General.....................................................32
Statement of Additional Information.........................34
Appendix A--
    Information about the Portfolio Managers......A-1


                                   [LOGO HERE]








                                     LIBERTY
                                    ALL-STAR
                                   EQUITY FUND
                       A Multi-Managed Investment Company




               10,688,506 Shares of Beneficial Interest Issuable upon Exercise of Rights to Subscribe for Such Shares





                              -------------------
                                   PROSPECTUS

                                April [  ], 2002
                              -------------------

                                    LIBERTY ALL-STAR EQUITY FUND
                                 STATEMENT OF ADDITIONAL INFORMATION

                                           April [ ] , 2002



This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Equity Fund ("All-Star" or the "Fund") dated April [ ], 2002. A copy of the Prospectus may be obtained, without charge, by calling or writing Liberty Asset Management Company at One Financial Center, Boston, Massachusetts 02111(800-542-3863).

 TABLE OF CONTENTS                                                   PAGE

 Investment Objective and Policies                                      2
 Investment Restrictions                                                5
 Investment Advisory and Other Services                                 7
 Trustees and Officers of All-Star                                      9
 Portfolio Security Transactions                                       17
 Principal Shareholders                                                19
 Financial Statements                                                  19

                       INVESTMENT OBJECTIVE AND POLICIES

     A description of the investment objective of All-Star and the types of securities in which it may invest is contained in the Prospectus under "Investment Objective, Policies and Risks."

Options and Futures Strategies

The effective use of options and future strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when it or its Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless it believes that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star. All-Star may not purchase or sell future contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on All-Star's existing futures and premiums paid for such related options would exceed 5% of the market value of All-Star's net assets. Such limitation, however, will not limit All-Star's loss on such contracts and options, which is potentially unlimited.

Writing Covered Put and Call Options on Securities

All-Star may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by All-Star give the holder the right to buy the underlying securities from All-Star at a stated exercise price; put options give the holder the right to sell the underlying security to All-Star at a stated price.

All-Star may write only covered options, which means that, so long as All-Star is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, All-Star will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. All-Star may also write combinations or covered puts and calls on the same underlying security.


All-Star will receive a premium from writing a put or call option, which increases All-Star's return in the event the option expires unexcercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.


All-Star may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. All-Star will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by All-Star.

Purchasing Put and Call Options on Securities

All-Star may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since All-Star, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, All-Star will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

All-Star may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since All-Star, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, All-Star will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

All-Star may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio Manager of All-Star expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of All-Star's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in All-Star's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of All-Star's position in such put option or future. All-Star may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of All-Star's portfolio assigned to it.

In connection with transactions in stock index options, futures and related options, All-Star will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Stock Index Futures Contracts

All-Star may purchase and write call and put options on stock index futures contracts. All-Star may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, All-Star may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which All-Star intends to purchase.

Risk Factors in Options and Futures Transactions

The effective use of options and futures strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless its Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star.

The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of All-Star's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

Regulatory Matters

All-Star will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the rules, regulations and any exemptions promulgated by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC") with respect to such transactions.

                            INVESTMENT RESTRICTIONS

Except as indicated otherwise, the following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the Prospectus) of All-Star's outstanding shares. Non-fundamental policies may be changed by the Board of Trustees without shareholder approval.

All-Star may not:

(1) Issue senior securities, except as permitted by (2) below.

(2) Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing to finance the repurchase of its shares, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that All-Star maintains asset coverage of 300% with respect to all such borrowings. As a non-fundamental policy, All-Star will not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

     (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of All-Star's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecation for this purpose.

     (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, All-Star may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (5) Purchase or sell real estate or any interest therein, except that All-Star may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

     (6) Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

     (7) Invest in commodities or in commodity contracts (except stock index futures and options).

     (8) Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities.

     (9) Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment.

     (10) Purchase securities of any one issuer, if (a) more than 5% of All-Star's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% or All-Star's total assets may be invested without regard to this limitation; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by All-Star, except that up to 25% of All-Star's total assets may be invested without regard to this limitation.

     (11) Invest in securities of another registered investment company,  except
(i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

     (12) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933), or which is not readily marketable, if more than 10% of the net assets of All-Star, taken at market value, would be invested in such securities.

     (13) Invest for the purpose of exercising control over or management of any company.

     (14) Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of All-Star's total assets.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets will not be considered a violation of the restriction.

                   INVESTMENT ADVISORY AND OTHER SERVICES

     As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company ("LAMCO") performs the investment management services and is responsible for the administrative services described therein. LAMCO, through Columbia Management Group, Inc. ("Columbia"), is an indirect majority owned subsidiary of FleetBoston Financial Corporation, Boston, Massachusetts. As indicated under "Trustees and Officers of All-Star" below, ^ all of its officers are officers of LAMCO, Colonial Management Associates, Inc., Columbia or other affiliates of Columbia.


     Reference is made to Appendix A of the Prospectus for the names of the controlling persons of All-Star's current and new Portfolio Managers and the names of the individual at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with LAMCO or (except as Portfolio Manager) with All-Star.

     As described under "Management of All-Star" in the Prospectus, All-Star pays LAMCO a fund management fee for its investment management services (from which LAMCO pays the Portfolio Managers' fee), and an administrative fee for its administrative services.

     For the years ended December 31, 2000 and 2001 the total fund management and administrative fees paid to LAMCO were $12,256,060 and $10,701,655, respectively, of which an aggregate of $4,900,684 and $4,268,503, respectively, was paid to the Portfolio Managers.


     All-Star's current Fund Management Agreement and Portfolio Management Agreements will continue in effect until July 31, 2003 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective, Policies and Risks" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of All-Star (the "Disinterested Trustees"), LAMCO or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.


     On  March  1,  2002,   Schneider   Capital  Managment  Corporation
("Schneider") replaced Westwood Management Corp. as a Portfolio Manager of All-Star. On February 12, 2002, the Board of Trustees approved this change as well as the proposed Portfolio Management Agreement between All-Star, LAMCO and Schneider. The new Portfolio Management Agreement with Schneider is substantially identical to one formerly in place with Westwood Management Corp. Under the new Portfolio Management Agreement, Schneider is paid the same portfolio management fee that was paid to Westwood Management Corp. prior to the effective date of the change.

     The Fund and LAMCO have adopted Codes of Ethics pursuant to the requirements of the Investment Company Act of 1940, as amended. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. Copies of the Codes of Ethics of the Fund and LAMCO can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the Commission's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Custodian and Pricing and Bookkeeping Agent

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the portfolio securities and cash of All-Star. As such, the Bank holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on its portfolio securities and disburses funds in connection with the payment of distributions and expenses.


     Colonial Management Associates, Inc. ("Colonial"), an affiliate of LAMCO, performs pricing and bookkeeping services for All-Star (see "Management of All-Star" in the Prospectus). For the years ended December 31, 2000 and 2001, All-Star paid pricing and bookkeeping fees to Colonial of $283,483 and $233,932 respectively.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110], are the independent accountants of All-Star. The independent accountants audit and report on the annual financial statements and provide tax return review services and assistance and consultation in connection with the review of various SEC filings.

                             TRUSTEES AND OFFICERS

     The names, addresses and ages of the Trustees and officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below.





                                                                                                 Number of
                                                                                                  Portfolios
                                              Year First                                          in Fund
                                Position      Elected or                                          Complex             Other
      Name, Address           with Liberty    Appointed to   Principal Occupation(s)               Overseen        Directorships
         And Age             All-Star Equity  Office          During Past Five Years               By Trustee          Held
                                 Fund
         -------                 -----          ------      ----------------------               ----------            ----
DISINTERESTED TRUSTEES
Robert J. Birnbaum              Trustee         Trustee        Retired since January, 1994;         2                Dresdner RCM
(Age 74)                                        Since 1994;    Special Counsel, Dechert, Price                       Global Funds
c/o Liberty Asset                               Term Expires   & Rohads (September 1988 to                           (investment
Management Company                              2003           December 1993); President and                          companies
One Financial Center                                           Chief Operating Officer, New                           Chicago
Boston, MA 02111                                               York Stock Exchange, Inc. (May                         Options
                                                               1985 to June 1988).                                    Exchange
                                                                                                                      Board

James E. Grinnell               Trustee         Trustee        Private Investor since November      2                 None
(Age 71)                                        Since 1986;    1988; President and Chief
c/o Liberty Asset                               Term Expires   Executive Officer, Distribution
Management Company                              2002           Management Systems, Inc. (1983
One Financial Center                                           to May 1986); Senior Vice President,
Boston, MA 02111                                               Operations, The Rockport Company
                                                               (importer and distributor of shoes
                                                               (May 1986 to November 1988).

Richard W. Lowry (Age 65)       Trustee        Trustee         Private Investor since August,         105                 None
c/o Liberty Asset                              Since           1987 (formerly Chairman and
Management Company                             1986; Term      Chief Executive Officer, U.S.
One Financial Center                           Expires 2004    Plywood Corporation (building
Boston, MA 02111                                               products manufacturer)).




                                                                                                    Number of
                                                                                                    Portfolios
                                                 Year First                                          in Fund
                                   Position      Elected or                                          Complex            Other
      Name, Address             with Liberty    Appointed to   Principal Occupation(s)               Overseen       Directorships
         And Age                  All-Star          Office      During Past Five Years               By Trustee           Held
                                   Fund
         -------                   -----          ------      ----------------------               ----------           ----
DISINTERESTED TRUSTEES

John J. Neuhauser (Age 58)         Trustee        Trustee      Academic Vice President and            105             Saucony, Inc.
c/o Liberty Asset Management Company              Since 1998;  Dean of Faculties since                                  (athletic
One Financial Center                              Term Expires August, 1999, Boston College                             footwear); .
Boston, MA 02111                                  2004         (formerly Dean, Boston College                        SkillSoft Corp
                                                               School of Management from                             (E-Learning)
                                                               September, 1977 to September,
                                                               1999).

INTERESTED TRUSTEES
William E. Mayer* (Age 61)         Trustee       Trustee       Managing Partner, Park Avenue         105           Lee Enterprises
c/o Liberty Asset Management Company             Since         Equity Partners (private                              (print and
One Financial Center                             1998;         equity fund) since February,                       on-line media),
Boston, MA 02111                                 Term          1999 (formerly Founding                           WR Hambrecht + Co.
                                                 Expires       Partner, Development Capital                      (financial service
                                                 2003          LLC from November 1996 to                          provider) First
                                                               February, 1999; Dean and                         Health (healthcare)
                                                               Professor, College of Business                        and Systech
                                                               and Management, University of                       Retail Systems
                                                               Maryland from October, 1992 to                     (retail industry
                                                               November, 1996).                                      technology
                                                                                                                      provider)




*A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of Liberty All-Star Equity Fund or LAMCO. Mr. Mayer is an interested person by reason of his affiliation with HR Hambrecht + Co., a registered broker-dealer.


                                            Position          Year First Elected
      Name, Address                         With Liberty All-   or Appointed to Principal Occupation(s)
         And Age                            Star Equity Fund       Office       During Past Five Years
         -------                                -----              ------       ----------------------
William R. Parmentier, Jr. (Age 49)      President, Chief Executive  1998        President and Chief Executive Officer (since June,
Liberty Asset Management Company         Officer and Chief                       1998) and Chief Investment Officer (since May,
One Financial Center                     Investment Officer                      1995), Senior Vice President (May, 1995 to June,
Boston, MA 02111                                                                 1998), LAMCO

Christopher S. Carabell (Age 38)         Vice President              1997        Senior Vice President - Product Development and
Liberty Asset Management Company                                                 Marketing (since January, 1999), Vice President -
One Financial Center                                                             Investments, LAMCO (March, 1996 to January, 1999)
Boston, MA 02111

Mark T. Haley, CFA (Age 37)              Vice President              1999        Vice President-Investments (since January, 1999),
Liberty Asset Management Company                                                 Director of Investment Analysis (December, 1996 to
 One Financial Center                                                            December, 1998), Investment Analyst (January, 1994
Boston, MA 02111                                                                 to November, 1996), LAMCO

J. Kevin Connaughton (Age 37)            Treasurer                   2000        Treasurer of the Liberty Funds and of the
One Financial Center                                                             Liberty All- Star Funds since December, 2000
Boston, MA 02111                                                                (formerly Controller of the
                                                                                 Liberty Funds and of the Funds from February, 1998
                                                                                 to October, 2000); Treasurer of the Stein Roe Funds
                                                                                 since February 2001 (formerly Controller from May,
                                                                                 2000 to February, 2001); Senior Vice President of
                                                                                 Liberty Funds Group LLC (LFG) since January 2001
                                                                                 (formerly Vice President from April 2000 to January
                                                                                 2001; Vice President of Colonial Management
                                                                                 Associates, Inc. (Colonial) from February 1998 to
                                                                                 October 2000; Senior Tax Manager, Coopers &
                                                                                 Lybrand, LLP from April 1996 to January 1998

Michelle G. Azrialy (Age 32)                 Controller              2001       Controller of the Liberty Funds and of the Liberty
One Financial Center                                                            All-Star Funds since May, 2001; Vice President of
Boston, MA 02111                                                                LFG since March, 2001 (formerly Assistant Vice
                                                                                President of Fund Administration from September,
                                                                                2000 to February, 2001; Compliance Manager of Fund
                                                                                Administration from September, 1999 to August,
                                                                                2000) (formerly Assistant Vice President and
                                                                                Assistant Treasurer, Chase Global Fund Services -
                                                                                Boston from August, 1996 to September, 1999).

Vicki L. Benjamin (Age 40)                Chief Accounting           2001       Chief Accounting Officer of the Liberty Funds and
One Financial Center                           Officer                          Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111                                                                President of LFG since April, 2001 (formerly Vice
                                                                                President, Corporate Audit, State Street Bank and
                                                                                Trust Company from May, 1998 to April, 2001; Audit
                                                                                Manager from July, 1994 to June, 1997; Senior
                                                                                Audit Manager from July, 1997 to May, 1998,
                                                                                Coopers & Lybrand, LLP).

Jean S. Loewenberg (Age 56)                   Secretary              2002       Secretary of the Liberty Funds and of the Liberty
One Financial Center                                                            All-Star Funds since February, 2002; Senior Vice
Boston, MA 02111                                                                President and Group Senior Counsel, FleetBoston
                                                                                Financial Corporation since November, 1996.




Role of the Board of Trustees

The Trustees of All-Star are responsible for the overall management and supervision of All-Star's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee All-Star's activities, review contractual arrangements with service providers for All-Star and review All-Star's performance.

Audit Committee

Messrs. Birnbaum, Grinnell, Lowry and Neuhauser are members of the Audit Committee of the Board of Trustees of All-Star. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of All-Star, and certain service providers. In the fiscal year ended December 31, 2001, the Audit Committee convened two times.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in All-Star and in all Liberty Funds overseen by the Trustee as of December 31, 2001.


                                                                   Aggregate Dollar Range of Equity Securities Owned in
                                      Dollar Range of Equity       All Registered Funds Overseen by Trustee in Liberty
   Name of Trustee                 Securities Owned in All-Star    Family of Funds
Disinterested Trustees
Robert J. Birnbaum                      $50,001-100,000                           $50,001-100,000
James E. Grinnell                        Over $100,000                             Over $100,000
Richard W. Lowry                         Over $100,000                             Over $100,000
John J. Neuhauser                        $1-10,000                                 Over $100,000

Interested Trustee
William E. Mayer                         $1-10,000                                  $50,001-100,000



As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.


During the calendar years ended December 31, 2000 and December 31, 2001, no disinterested Trustee (or their immediate family members) had any direct or indirect interest in LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.


During the calendar years ended December 31, 2000 and December 31, 2001, no disinterested Trustee (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) All-Star; (ii) another fund managed by LAMCO, a portfolio manager or a person controlling, controlled by or under common control with LAMCO or a portfolio manager; (iii) LAMCO or a portfolio manager; (iv) any person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (v) an officer of any of the above.

During the calendar years ended December 31, 2000 and December 31, 2001, no disinterested Trustee (or their immediate family members) had any direct or indirect relationship with (i) All-Star; (ii) another fund managed by LAMCO,a portfolio manager or a person controlling, controlled by or under common control with LAMCO or a portfolio manager; (iii) LAMCO or a portfolio manager; (iv) a person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (v) an officer of any of the above.

During the calendar years ended December 31, 2000 and December 31, 2001, no officer of LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager served on the board of directors of a company where a disinterested Trustee of All-Star or any of their immediate family members served as an officer.

Approving the Investment Advisory Contracts

In determining to approve the Fund's Fund Management Agreement and Portfolio Management Agreements and recommend their approval to shareholders, the Trustees met over the course of the year with the relevant investment advisory personnel from LAMCO and the Portfolio Managers and considered information provided by LAMCO and the Portfolio Managers relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of All-Star" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management of LAMCO and the Portfolio Managers to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by LAMCO and the Portfolio Managers to the Fund were appropriate to fulfill effectively each of their duties under the agreements. The Trustees also considered the business reputation of LAMCO and the Portfolio Managers and each of their respective financial resources, and concluded that each of them would be able to meet any reasonably foreseeable obligations under the agreements.


The Trustees received information concerning the investment philosophy and investment process applied by LAMCO and the Portfolio Managers in managing the Fund. See "Investment Objective, Policies and Risks" in the Fund's Prospectus. In this connection, the Trustees considered the in-house research capabilities of LAMCO and the Portfolio Managers as well as other resources available to their personnel, including research services available to LAMCO and the Portfolio Managers as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that investment process, research capabilities and philosophy of each Portfolio Manager and LAMCO were well suited to the Fund, given the Fund's investment objective and policies.

The Trustees considered the scope of the services provided by LAMCO and each Portfolio Manager to the Fund under the agreements relative to services provided by third parties to other mutual funds. See "Investment Advisory and Other Services." The Trustees concluded that the scope of the services provided by LAMCO and each Portfolio Manager to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by LAMCO and each Portfolio Manager to the Fund. The Trustees evaluated each of their records with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of LAMCO and each Portfolio Manager designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including each of their codes of ethics (regulating the personal trading of its officers and employees) (see "Investment Advisory and Other Services"), the procedures by which LAMCO and each Portfolio Manager allocates trades among its various investment advisory clients and the record of LAMCO and each Portfolio Manager in these matters. The Trustees also received information concerning standards of LAMCO and each Portfolio Manager with respect to the execution of portfolio transactions. See "Portfolio Security Transactions."

The Trustees considered LAMCO's management of non-advisory services provided by persons other than LAMCO by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by LAMCO and each Portfolio Manager and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Investment Performance" in the Fund's Prospectus), as well as factors identified by LAMCO as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the services provided by LAMCO and each Portfolio Manager was sufficient to merit approval of each agreement for two years.


In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisors of similarly managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to LAMCO and each Portfolio Manager. The Trustees evaluated the profitability of LAMCO with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to LAMCO, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as fund manager to the Fund and the research services available to LAMCO and each Portfolio Manager by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. See "Investment Objective, Policies and Risks" in the Fund's Prospectus.


Based on the foregoing, the Trustees concluded that the fees to be paid to LAMCO and each Portfolio Manager under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by LAMCO and each Portfolio Manager.

General

All-Star's Board of Trustees is divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Trustees whose terms are expiring with that meeting. The term of office of Mr. Grinnell will expire upon the final adjournment of the 2002 annual meeting, unless he is re-elected at that meeting; The term of office of Messrs. Birnbaum and Mayer will expire upon the final adjournment of the 2003 annual meeting (Mr. Birnbaum will reach mandatory retirement age during his term and will retire at that time); the term of office of Messrs. Lowry and Neuhauser will expire upon final adjournment of the annual meeting for the year 2004. Messrs. Lowry, Mayer, and Neuhauser are also Trustees of Liberty Funds Trusts I through VII (the "Liberty Trusts"), the umbrella trusts for an aggregate of 53 open-end funds managed by affiliates of LAMCO, nine closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), Liberty Variable Investment Trust, the umbrella trust for 17 open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products; Liberty Floating Rate Fund; Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund and Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty-Stein Roe Advisor Trust, Stein Roe Trust, SR&F Base Trust and Stein Roe Variable Investment Trust, the umbrella trusts for 40 open-end funds managed by Stein Roe & Farnham Incorporated, a LAMCO affiliate. The All Star's Board of Trustees are also directors of Liberty All-Star Growth Fund, Inc., another closed-end multi-managed fund managed by LAMCO.

Trustee Compensation

LAMCO or its affiliates pay the compensation of all the officers of All-Star, including the Trustees who are affiliated with LAMCO. Beginning January 1, 1999, the aggregate of the fees paid to the Trustees by All-Star that have the same Board of Directors as the Liberty All-Star Growth Fund, Inc., and Liberty All-Star Growth and Income Fund and hold their meetings concurrently with those of the Fund, consists of Trustee/Director fees of $125,000 per annum, assuming a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated among the Fund and the two other funds on a per fund basis, and the remaining two thirds was allocated among the three funds based on their net assets. Effective February 9, 2001, Liberty All-Star Growth and Income Fund was merged into another open-end fund in the Liberty Trusts and the retainer and meeting fees will be allocated between the Fund and Liberty All-Star Growth Fund, Inc. For 2001, All-Star paid the independent Trustees an aggregate of $94,733 in fees and expenses.


The following table shows, for the year ended December 31, 2001, the compensation received from the Fund by each current Trustee, and the aggregate compensation paid to each current Trustee for service on the Board of Trustees of the Fund and the two All-Star Funds. The Fund has no bonus, profit sharing or retirement plans.



                                         Aggregate
                                    Compensation from                       Total Compensation from the
Name                                     the Fund                   Liberty All-Star Funds (including the Fund)
Robert J. Birnbaum                      $19,186.39                                    $25,300
James E. Grinnell                       $19,186.39                                    $25,300
Richard W. Lowry                        $18,806.88                                    $24,800
William E. Mayer                        $18,806.88                                    $24,800
John J. Neuhauser                       $18,806.88                                    $24,800
Joseph R. Palombo(1)                        N/A                                         N/A




(1) For the fiscal year ended December 31,Mr. Palombo did not receive compensation because he was an affiliated Trustee and an employee of Liberty Financial Companies, Inc.("LFC"). Mr. Palombo resigned as Trustee of the Liberty All-Star Funds effective November 1, 2001. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee/Director of the Liberty All-Star Funds on November 1, 2001, in connection with the acquistion of the asset management business of LFC by Fleet National Bank.


The following table shows, for the calendar year ended December 31, 2001, the compensation received from the Liberty Funds by the Trustees. The Liberty Funds have no bonus, profit sharing or retirement plans.

Name                              Total Compensation from Liberty Funds

Robert J. Birnbaum                               $25,300
James E. Grinnell(2)                             $75,300
Richard W. Lowry                                $135,300
William E. Mayer                                $132,300
John J. Neuhauser                               $132,510
Joseph R. Palombo(3)                                N/A


(2) Resigned as Trustee of the Liberty Funds on December 27, 2000. In connection with the combination of the Liberty and Stein Roe boards of trustees, Mr. Grinnell will receive $75,000 for retiring prior to his the respective board's mandatory retirement age. This payment will con-tinue for the lesser of two years of until the date Mr. Grinnell would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the pay-ments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(3) For the fiscal year ended December 31, Mr. Palombo did not receive compensation because he was an affiliated Trustee and an employee of LFC.

                         PORTFOLIO SECURITY TRANSACTIONS

Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

The Portfolio Management Agreements also provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide, directly or through third parties, research products and services to LAMCO or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of LAMCO, the assembly of a mix of investment styles appropriate to the investment objective of All-Star or such other clients, and the determination of overall portfolio strategies.

LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

These research products and services are used by LAMCO in connection with its management of All-Star, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Variable Series, and other multi-managed clients of LAMCO, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

During 1999, 2000 and 2001, All-Star paid total brokerage commissions of $2,341,013, $2,274,317 and $1,838,717, respectively. Approximately $504,593 of the commissions paid in 1999, and $793,194 and $602,531, respectively, of the commissions paid in 2000 and 2001 on transactions aggregating approximately $451,713,793, $686,662,586 and $422,625,822, respectively, were paid to brokerage firms which provided or made available to All-Star's Portfolio Managers or to LAMCO research products and services as described above.

Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the Investment Company Act of 1940. During 1999, 2000 and 2001 no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.

                            PRINCIPAL SHAREHOLDERS

On April 1, 2002, Cede & Co. Fast, Depository Trust Company, 55 Water Street, New York, NY 10004 and Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company owned of record [ ] and [ ] Shares, respectively, representing [ ]% and [ ]%, respectively of All-Star's then outstanding Shares.

                            FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, are the independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to September, 1999, there were other independent auditors for the Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial statements in the Prospectus have been so included, in reliance upon the report of
PricewaterhouseCoopers LLP given on authority of said firm as experts in accounting. The Fund's Annual Report, which includes financial statements for the fiscal year ended December 31, 2001, is incorporated herein by reference with respect to all information other than the information set forth on pages 1 through 17 and 35 through 40 thereof. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of the Prospectus or this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this SAI. The Fund will furnish, without charge, a copy of its Annual Report, upon request to Liberty Asset Management Company, One Financial Center, Boston, Massachusetts 02111, telephone (800) 542-3863.

PART C.

Other Information.

Item 24. Financial Statements and Exhibits

      (1)  Financial Statements:
                               Included in Part A:

                             Financial statements included in Part A of this registration statement: Financial Highlights

                               Included in Part B:

                             Financial statements included in Part B of this registration statement: Incorporated by reference to the Annual Report dated December 31, 2001, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940
      (2)  Exhibits

             (a)(1)          Declaration of Trust dated 8/20/86 as
                             amended through 9/16/86

             (a)(2)          Amendment to Declaration of Trust dated 5/11/93

             (b)             Amended By-Laws(2)

             (c)             Not Applicable

             (d)(1)          Form of  Specimen Certificate for Shares of
                             Beneficial Interest

             (d)(2)          Form of Subscription Certificate

             (d)(3)          Form of Notice of Guaranteed Delivery

             (e) Automatic Dividend Reinvestment and Cash Purchase Plan Brochure, as amended (1)

             (f)             Not Applicable

             (g)(1) Fund Management Agreement between Registrant and Liberty Asset Management Company dated 11/1/01 (2)

             (g)(2) Portfolio Management Agreement between Registrant, Liberty Asset Management Company and Boston Partners Asset Management, L.P. dated 11/1/01 (2)

             (g)(3) Portfolio Management Agreement between Registrant, Liberty Asset Management Company and Mastrapasqua & Associates, Inc. dated 11/1/01 (2)

             (g)(4) Portfolio Management Agreement between Registrant, Liberty Asset Management Company and TCW Investment Management Company dated 11/1/01 (2)

             (g)(5) Portfolio Management Agreement between Registrant, Liberty Asset Management Company and Oppenheimer Capital dated 11/1/01 (2)

             (g)(6) Portfolio Management Agreement between Registrant, Liberty Asset Management Company and Schneider Capital Management Corporation dated 3/1/02

             (h)             Not Applicable

             (i)             Not Applicable

             (j)(1) Form of Custodian Agreement with State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 & 811-3009), filed with the
                             Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

             (k)(1) Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank & Trust Company dated 10/1/86

             (k)(2) Pricing and Bookkeeping Agreement between Registrant and Colonial Management Associates, Inc. dated 1/1/96 (1)

             (k)(3) Form of Amendment dated 7/1/01 to Pricing and Bookkeeping Agreement between Registrant and Colonial Management Associates, Inc. (2)

             (k)(4) Form of Subscription Agreement between Registrant and EquiServe Trust Company, N.A.

             (k)(5) Form of Information Agent Agreement between Registrant and Georgeson Shareholder
                             Communications, Inc.

             (l)             Opinion and Consent of Counsel

             (m)             Not Applicable

             (n)             Consent of Independent Accountants

             (o)             Not Applicable

             (p)             Not Applicable

             (q)             Not Applicable

             (r) Code of Ethics - filed in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 & 811-3009), filed with the
                             Commission on or about October 26, 2001, and is hereby incorporated and made a part of this Registration Statement

-------------------------------------------------------------------------------

Power of Attorney for: Robert J. Birnbaum, James E. Grinnell, Richard W. Lowry, William E. Mayer and John J. Neuhauser(2)


---------------------------------------------------------------------------

(1) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on February 23, 1998.

(2) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on February 22, 2002.


Item 25.  Marketing Arrangements

     Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

     Registration fee                                    $ 11,500
     New York Stock Exchange listing fee                   38,500
     Printing                                              25,000
     Accounting fees and expenses                           7,000
     Legal fees and expenses                               50,000
     Information Agent fees and expenses                   13,000
     Subscription Agent fees and expenses                  90,000
     Miscellaneous                                         80,000
                                                         ----------
                    Total                                $315,000
                                                         ==========

Item 27.  Persons Controlled By or Under Common Control with Registrant


     None.

Item 28.  Number of Holders of Securities

           Number of Record Holders
            as of 3/22/02: 6,246


Item 29.  Indemnification

                 See Article V to the Amended Declaration of Trust as filed as Exhibit (a)(1) hereto.

                 The Registrant, its advisor, Liberty Asset Management Company, and its Administrator, Colonial Management Associates, Inc. (Colonial), and their respective trustees, directors and officers are insured by a Directors and Officers/Errors and Omissions Liability insurance policy through ICI Mutual Insurance Company. The policy provides indemnification to the Registrant's Trustees and Officers.


ITEM 30.  Business and Other Connections of Investment Adviser.

Liberty Asset Management Company ("LAMCO"), the Registrant's
Fund Manager, was organized on August 16, 1985 and is primarily engaged in the corporate administration of and the provision of its multi-management services for the Registrant and Liberty All-Star Growth Fund, Inc., another multi-managed closed-end investment company. It also provides its multi-management services to Liberty All-Star Equity Fund, Variable Series, a multi-managed open-end investment company which serves as an investment vehicle for variable annuity contracts issued by affiliated insurance companies. As of December 31, 2001, LAMCO had $1.4 billion assets under management.

The following sets forth the business and other connections of each director and officer of LAMCO:


(1)                                (2)                          (3)                                       (4)
Name and principal
business
addresses*                         Affiliation
of officers and                    with                         Other business, profession,
directors of                       investment                   vocation or employment
investment adviser                 adviser                      connection                                Affiliation
------------------                 ----------                   ------------------------------            -----------

Banks, Keith T.                    Director                     Liberty Variable Investment Trust         President


Palombo, Joseph R.                 Director                     Liberty Variable Investment Trust         None


Sayler, Roger                      Director                     None                                      None

Parmentier, Jr., William R.        President, Chief             Liberty All-Star Growth Fund, Inc.        Pres., Chief
                                   Executive Officer &                                                    Exec. Officer &
                                   Chief Investment Officer                                               Chief Investment
                                                                                                          Officer

Carabell, Christopher S.           Senior Vice President        Liberty All-Star Growth Fund, Inc.        Vice President

Haley, Mark T.                     Vice President               Liberty All-Star Growth Fund, Inc.        Vice President

Loewenberg, Jean S.                Secretary                    Liberty Variable Investment Trust         Secretary
                                                                Liberty All-Star Growth Fund, Inc.        Secretary

Iudice, Philip J., Jr.             Treasurer                    None                                      None


--------------------------------
*The principal address of the officers and directors of the Investment Adviser is One Financial Center, Boston, MA 02111.


Item 31.      Location of Accounts and Records:

              Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

Item 32.      Management Services

              None

Item 33.      Undertakings


              (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

              (2)  Not applicable.

              (3)  Not applicable.

              (4)  Not applicable.

              (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

              (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on
its  behalf  by the undersigned,   thereunto  duly  authorized,  in  the  City
of Boston and the Commonwealth of Massachusetts on the 28th day of March, 2002.

                                             LIBERTY ALL-STAR EQUITY FUND


                                             /s/ WILLIAM R. PARMENTIER, JR.
                                       By:   ------------------------------
                                             /s/ William R. Parmentier, Jr.
                                                 President, Chief Executive
                                                 Officer & Chief Investment
                                                 Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                              TITLE                 DATE
----------                              -----                 ----




/s/WILLIAM R. PARMENTIER, JR.       President (chief            March 28, 2002
-----------------------------       executive officer)
/s/William R. Parmentier, Jr.


/s/J. KEVIN CONNAUGHTON             Treasurer                   March 28, 2002
-----------------------              (principal financial officer)
/s/J. Kevin Connaughton


/s/ VICKI L. BENJAMIN               Chief Accounting Officer    March 28, 2002
---------------------                 (principal accounting officer)
/s/Vicki L. Benjamin

ROBERT R. BIRNBAUM*     Trustee
------------------
Robert R. Birnbaum


JAMES E. GRINNELL*      Trustee
---------------------
James E. Grinnell


RICHARD W. LOWRY*       Trustee                       */s/ ROBERT R. LEVEILLE
-----------------                                      ----------------------
Richard W. Lowry                                           Robert R. Leveille
                                                           Attorney-in-fact
                                                           For each Trustee
                                                           March 28, 2002

WILLIAM E. MAYER*      Trustee
-----------------
William E. Mayer


JOHN J. NEUHAUSER*     Trustee
------------------
John J. Neuhauser

            INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number    Exhibit
--------  --------------------------------------------------
(a)(1) Declaration of Trust dated 8/20/86 as amended through 9/16/86

(a)(2)    Amendment to Declaration of Trust dated 5/11/93

(d)(1)    Form of Specimen Certificate for Shares of Beneficial Interest

(d)(2)    Form of Subscription Certificate

(d)(3)    Form of Notice of Guaranteed Delivery

(g)(6) Portfolio Management Agreement between Registrant, Liberty Asset Management Company and Schneider Capital Management Corporation dated 3/1/02

(k)(1) Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank & Trust
          Company dated 10/1/86

(k)(4) Form of Subscription Agreement between Registrant and EquiServe Trust Company, N.A.

(k)(5) Form of Information Agent Agreement between Registrant and Georgeson Shareholder Communications, Inc.

(l)       Opinion and Consent of Counsel

(n)       Consent of Independent Accountants